Exhibit 13(c)

REAVES UTILITY INCOME FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On November 30, 2018, the Reaves Utility Income Fund (NYSE MKT: UTG) (the “Fund”), a closed-end sector fund, paid a monthly distribution on its common stock of $0.17 per share to shareholders of record at the close of business on November 19, 2018.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.08204	48.26%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.08796	51.74%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	0.17000	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.08204	48.26%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.08796	51.74%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	0.17000	100.00%

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2018 federal income tax return. The final tax character of any distribution declared in 2018 will be determined in January 2019 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Exhibit 13(c)

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2017 through 10/31/2018)
Annualized Distribution Rate as a Percentage of NAV^	6.43%
Cumulative Distribution Rate on NAV^	0.54%
Cumulative Total Return on NAV*	2.39%

Average Annual Total Return on NAV for the 5 Year Period Ended 10/31/2018**	9.67%

^	Based on the Fund’s NAV as of October 31, 2018.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2017 through October 31, 2018.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc., FINRA Member Firm.

Exhibit 13(c)

REAVES UTILITY INCOME FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On December 31, 2018, the Reaves Utility Income Fund (NYSE MKT: UTG) (the “Fund”), a closed-end sector fund, paid a monthly distribution on its common stock of $0.17 per share to shareholders of record at the close of business on December 18, 2018.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.12061	70.95%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.04939	29.05%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	0.17000	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.20265	59.60%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.13735	40.40%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	0.34000	100.00%

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2018 federal income tax return. The final tax character of any distribution declared in 2018 will be determined in January 2019 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Exhibit 13(c)

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2018 through 11/30/2018)
Annualized Distribution Rate as a Percentage of NAV^	6.24%
Cumulative Distribution Rate on NAV^	1.04%
Cumulative Total Return on NAV*	3.61%

Average Annual Total Return on NAV for the 5 Year Period Ended 11/30/2018**	11.00%

^	Based on the Fund’s NAV as of November 30, 2018.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2018 through November 30, 2018.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc., FINRA Member Firm.

Exhibit 13(c)

REAVES UTILITY INCOME FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On January 16, 2019, the Reaves Utility Income Fund (NYSE MKT: UTG) (the “Fund”), a closed-end sector fund, paid a monthly distribution on its common stock of $0.17 per share to shareholders of record at the close of business on December 31, 2018.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.01396	8.21%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.15604	91.79%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	0.17000	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.21661	42.47%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.29339	57.53%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	0.51000	100.00%

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2018 federal income tax return. The final tax character of any distribution declared in 2018 will be determined in January 2019 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Exhibit 13(c)

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2018 through 12/31/2018)
Annualized Distribution Rate as a Percentage of NAV^	6.96%
Cumulative Distribution Rate on NAV^	1.74%
Cumulative Total Return on NAV*	-6.11%

Average Annual Total Return on NAV for the 5 Year Period Ended 12/31/2018**	8.28%

^	Based on the Fund’s NAV as of December 31, 2018.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2018 through December 31, 2018.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc., FINRA Member Firm.

Exhibit 13(c)

REAVES UTILITY INCOME FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On February 28, 2019, the Reaves Utility Income Fund (NYSE MKT: UTG) (the “Fund”), a closed-end sector fund, paid a monthly distribution on its common stock of $0.17 per share to shareholders of record at the close of business on February 15, 2019.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.08218	48.34%
Net Realized Short-Term Capital Gain	0.00328	1.93%
Net Realized Long-Term Capital Gain	0.08454	49.73%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	0.17000	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.29879	43.94%
Net Realized Short-Term Capital Gain	0.00328	0.48%
Net Realized Long-Term Capital Gain	0.37793	55.58%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	0.68000	100.00%

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2019 federal income tax return. The final tax character of any distribution declared in 2019 will be determined in January 2020 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Exhibit 13(c)

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2018 through 1/31/2019)
Annualized Distribution Rate as a Percentage of NAV^	6.37%
Cumulative Distribution Rate on NAV^	2.12%
Cumulative Total Return on NAV*	2.61%

Average Annual Total Return on NAV for the 5 Year Period Ended 1/31/2019**	9.83%

^	Based on the Fund’s NAV as of January 31, 2019.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2018 through January 31, 2019.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc., FINRA Member Firm.

Exhibit 13(c)

REAVES UTILITY INCOME FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On March 29, 2019, the Reaves Utility Income Fund (NYSE MKT: UTG) (the “Fund”), a closed-end sector fund, paid a monthly distribution on its common stock of $0.17 per share to shareholders of record at the close of business on March 20, 2019.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.10722	63.07%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.06278	36.93%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	0.17000	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.40601	47.76%
Net Realized Short-Term Capital Gain	0.00328	0.39%
Net Realized Long-Term Capital Gain	0.44071	51.85%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	0.85000	100.00%

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2019 federal income tax return. The final tax character of any distribution declared in 2019 will be determined in January 2020 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Exhibit 13(c)

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2018 through 2/28/2019)
Annualized Distribution Rate as a Percentage of NAV^	6.16%
Cumulative Distribution Rate on NAV^	2.57%
Cumulative Total Return on NAV*	6.66%

Average Annual Total Return on NAV for the 5 Year Period Ended 2/28/2019**	9.91%

^	Based on the Fund’s NAV as of February 28, 2019.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2018 through February 28, 2019.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc., FINRA Member Firm.

Exhibit 13(c)

REAVES UTILITY INCOME FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On April 30, 2019, the Reaves Utility Income Fund (NYSE MKT: UTG) (the “Fund”), a closed-end sector fund, paid a monthly distribution on its common stock of $0.17 per share to shareholders of record at the close of business on April 22, 2019.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.01346	7.92%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.15654	92.08%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	0.17000	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.41947	41.13%
Net Realized Short-Term Capital Gain	0.00328	0.32%
Net Realized Long-Term Capital Gain	0.59725	58.55%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	1.02000	100.00%

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2019 federal income tax return. The final tax character of any distribution declared in 2019 will be determined in January 2020 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Exhibit 13(c)

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2018 through 3/31/2019)
Annualized Distribution Rate as a Percentage of NAV^	6.00%
Cumulative Distribution Rate on NAV^	3.00%
Cumulative Total Return on NAV*	10.08%

Average Annual Total Return on NAV for the 5 Year Period Ended 3/31/2019**	9.96%

^	Based on the Fund’s NAV as of March 31, 2019.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2018 through March 31, 2019.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc., FINRA Member Firm.